                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                              (File No. 002-77092)

                         Pre-Effective Amendment No. / /
                       Post-Effective Amendment No. 22 /X/

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                               (File No. 811-00594)

                              Amendment No. 22 /X/
                        (Check appropriate box or boxes.)

                        GENERAL SECURITIES, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                  5100 EDEN AVENUE, SUITE 204, EDINA, MN 55436
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 927-6799
              (Registrant's Telephone Number, including Area Code)

                                CRAIG H. ROBINSON
                  5100 EDEN AVENUE, SUITE 204, EDINA, MN 55436
                     (Name and Address of Agent for Service)

                                   COPIES TO:
                              John R. Houston, Esq.
                     Robins, Kaplan, Miller & Ciresi L.L.P.
                         800 LaSalle Avenue, Suite 2800
                          Minneapolis, Minnesota 55402

 It is proposed that this filing will become effective (check appropriate box):
        / / Immediately upon filing pursuant to paragraph (b) of Rule 485
           /X/ On March 1, 2002 pursuant to paragraph (b) of Rule 485
       / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
             / / On [date] pursuant to paragraph (a)(1) of Rule 485
       / / 75 days after filing pursuant to paragraph (a)(2) of Rule 485
             / / on [date] pursuant to paragraph (a)(2) of Rule 485

                    If appropriate, check the following box:

     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Approximate Date of Proposed Public Offering: As soon as practicable following the effective date of this registration statement.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of common stock under the Securities Act of 1933. The Registrant's most recent Rule 24f-2 Notice was filed with the Commission on or about March 15, 2001 and the Rule 24f-2 Notice for the Registrant's fiscal year ended November 30, 2001 will be filed by February 28, 2002.

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                        GENERAL SECURITIES, INCORPORATED

                      REGISTRATION STATEMENT ON FORM N-1A

                                     PART A

                                   PROSPECTUS
                        GENERAL SECURITIES INCORPORATED
              5100 Eden Avenue, Suite 204, Edina, Minnesota 55436
                            Telephone (800) 577-9217

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[LOGO-DRAWING       General Securities, Incorporated (the "Fund") is a
   OF BIRD]     diversified open- end management investment company which seeks
   FOCUS ON     long-term capital appreciation for its shareholders. The Fund
--------------  invests primarily in common stocks of companies that have
   QUALITY      implemented a Quality Management System ("QMS") and are included
  MANAGEMENT    in the S&P500. The Fund's Investment Advisor is Robinson Capital
   SYSTEMS      Management, Inc. The Fund was incorporated in Minnesota in 1951,
--------------  and has been in operation as a mutual fund since then.

                                    ------------------------

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         THE DATE OF THIS PROSPECTUS IS MARCH 1, 2002.

PROSPECTUS
--------------------------------------------------------------------------------

CONTENTS

Risk/Return Summary.........................................    3
Investment Objectives, Strategies and Risks.................    6
Fund Management, Organization and Capital Structure.........    8
Shareholder Information.....................................   10
Privacy Policy..............................................   14
Dividend and Distribution Policies and Certain Tax
 Consequences...............................................   14
Distribution Arrangements...................................   16
Financial Highlights........................................   16
General Information.........................................   17

--------------------------------------------------------------------------------

                                  FUND SUMMARY

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVES, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES

    The Fund's investment objective is to provide its shareholders long-term capital appreciation by investing in select common stocks of companies that have implemented or are implementing a Quality Management System ("QMS") in an effective fashion. Consistent with that investment objective, the Fund has increasingly invested and will continue to invest primarily, but not exclusively, in common stocks of companies that are in the Q-100(SM) Index. The Q-100(SM) Index was developed by the Fund's Investment Advisor and generally consists of 100 companies included in the S&P500, selected based on QMS criteria. QMS is a management philosophy where a company undertakes a systematic process of evaluating its business practices and engages in a continuous effort to improve its operations throughout the organization. Since the Q-100(SM) Index is a subset of the S&P500, the Fund invests primarily in large-capitalization companies. In January 2002, the Investment Advisor began a process of rebalancing the Fund's portfolio to better reflect the Q-100(SM) Index.

PRINCIPAL INVESTMENT RISKS

    There is no assurance that the investment objectives of the Fund will be achieved or that a focus on investments in companies implementing QMS principles and practices or the focus on companies included in the Q-100(SM) Index will provide a greater return than investments in other companies. Loss of money is a risk of investing in the Fund. The Fund's principal investment risks include:

    QMS AND Q-100(SM) STRATEGY RISK. Companies that have either implemented or are implementing a QMS approach, or that are included in the Q-100(SM) Index, may not be best-positioned for growth and may be unable to weather economic downturns. The Investment Advisor may select companies who are not firmly or successfully following QMS practices. In addition, QMS practices may not necessarily translate into stock performance that the Investment Advisor expects or that satisfies the Fund's investment objective of long-term capital appreciation. The implementation of QMS practices generally takes an extended period of time to be reflected in a company's stock price, if at all.

    COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock price may fall as a result of factors relating directly to that company, factors affecting most companies in that company's industry or in a number of different industries, or as a result of changes in financial markets that may be unrelated to the company or its industry.

    STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. These market fluctuations may cause the stock prices of the companies in which the Fund invests to fall regardless of such companies' performance, thereby adversely affecting the Fund's performance and total return.

FUND PERFORMANCE

    The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a 10-year period, and by showing how the Fund's average annual returns for one, five and ten years compare to those of two broad-based securities market indices. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

          BAR CHART OF TOTAL ANNUAL RETURNS FOR LAST 10 CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

92     6.05%
93     6.17%
94     5.41%
95    27.90%
96    20.40%
97    13.37%
98     5.63%
99    34.54%
00   -18.39%
01   -14.02%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 26.35% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.71% (quarter ended December 31, 2000).

AVERAGE ANNUAL TOTAL RETURNS                          PAST               PAST            PAST
(FOR THE PERIODS ENDED DECEMBER 31, 2001)           ONE YEAR          FIVE YEARS       TEN YEARS
-----------------------------------------        --------------       ----------       ---------
General Securities, Incorporated...............         -14.02%          2.48%            7.53%
S & P 500*.....................................         -11.88%         10.70%           12.93%
Russell 3000 Index**...........................         -11.46%         10.13%           12.64%

  * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely-recognized unmanaged index of common stock prices of large capitalization U.S. companies.
 ** The Russell 3000 Index measures the performance of the 3,000 largest U.S.
    companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RISK/RETURN SUMMARY: FEE TABLE

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a
 percentage of offering price)..............................  None
Maximum Deferred Sales Charge (Load)........................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
 and Other Distributions....................................  None
Redemption Fee..............................................  None(1)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management and Administrative Fees..........................  1.00%
Distribution or Service (12b-1) Fees........................   None
Other Expenses..............................................  0.50%
                                                              -----
Total Annual Fund Operating Expenses........................  1.50%

------------------------
(1) The Fund charges $20 for wire transfer of redemption proceeds.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  ------   -------   -------   --------
   $153     $474      $818      $1,791

    The table is intended to assist in assessing the various costs and expenses which an investor will bear, directly or indirectly, with respect to an investment in the Fund. For a complete description of these expenses, you should review "FUND MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE" and "SHAREHOLDER INFORMATION" in this Prospectus and the Statement of Additional Information available from the Fund. The expenses or the annual rate of return should not be considered a representation of past or future expenses or the annual rate of return. Actual future expenses or the annual rate of return may be greater or lesser than those shown.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES AND STRATEGIES

    The Fund's investment objective is to provide its shareholders long-term capital appreciation by investing in select common stocks of companies that have implemented or are implementing a Quality Management System ("QMS") in an effective fashion. Consistent with that investment objective, the Fund has increasingly invested and will continue to invest primarily, but not exclusively, in common stocks of companies that are in the Q-100(SM) Index. To a much lesser extent, the Fund also invests in companies that are not in the Q-100(SM) Index. However, such other companies are also selected based on the QMS criteria described below. Since the Q-100(SM) Index is a subset of the S&P500, the Fund invests primarily in large-capitalization companies. There can be no assurance that the objectives of the Fund will be realized.

    The Q-100(SM) Index was developed by the Fund's Investment Advisor and generally consists of 100 companies included in the S&P500 which are selected based on QMS criteria. In order to determine whether a company is suitable for inclusion in the Q-100(SM) Index or for an investment by the Fund, the Investment Advisor uses qualitative and quantitative techniques to determine the company's composite quality score ("CQS"). When determining a company's CQS, the Investment Advisor uses up to seven categories of criteria, each with a unique set of indicators which are combined to yield a CQS. The main category used is based on discounted cash flow analysis. The other categories are loosely based upon the categories used to evaluate companies in many of the national, international and state quality awards and quality certification systems. The indicators for each category come from several sources, including published reports by the company as well as reports from various organizations that the Investment Advisor believes are knowledgeable in one or more QMS practices. Reports may include announcements made by companies that have won quality oriented awards, or other information that otherwise identifies a company as actively using one or more of the components of a QMS. As a result of this evaluation, the Investment Advisor develops a score, principally subjective, as to the level of commitment a company has to QMS principles and practices, and the extent of a company's deployment of those principles and practices and the degree to which the company has succeeded in the market. This method does not emphasize either value or growth stocks, but blends the two approaches.

    The Fund began in January 2002 to diversify its investments in the Q-100(SM) Index companies by selecting companies whose economic sectors and industry groups are similar to their relative proportion in the S&P500 based on market capitalization, subject to some variation. The Q-100(SM) Index consists of companies having high CQS's relative to other companies in the same or similar economic sectors and industry groups within the S&P500. The companies in the Q-100(SM) Index are then weighted by economic sector and industry group to represent the approximate weightings in the S&P500, subject to some variation.

    Once an investment is made by the Fund, the Investment Advisor continually monitors, reviews and evaluates the company's performance. If a company is dropped from the S&P500 or if it is determined that its CQS has fallen or otherwise has ceased to meet performance expectations, the policy of the Investment Advisor is to sell the Fund's shares in that company and replace it with a company with an acceptable CQS and which would maintain the Fund's diversification criteria relative to the S&P500.

    An investment in cash or cash equivalent by the Fund's Advisor will be made or maintained to facilitate the buying and selling of positions within the portfolio and to minimize the impact of redemptions from the Fund. Such buying and selling is not expected to significantly impact the Fund's turnover rate in the long term, however, as the Investment Advisor began in January 2002 to rebalance the portfolio of the Fund to include a more complete selection of Q-100(SM) Index companies, the Fund expects that its portfolio turnover rate in the current fiscal year will be higher than in the past three years. As a result, shareholders are expected to experience increased, mostly long-term capital gains in the current fiscal year, off-set to the extent available to the Fund by any capital losses.

    From time to time, the Investment Advisor may determine that market conditions or other factors warrant that the Fund adopt temporary defensive strategies to limit losses or lock-in gains. This could include investments in United States Treasury bills, notes and bonds, certificate of deposits and bank depository accounts of banks which have total assets in excess of $500 million. The Fund's defensive strategy could also include buying or selling options. The Fund may buy or sell options on broad market indexes or particular securities within the Fund's portfolio in order to hedge the Fund's exposure to downward price fluctuations. If the Investment Advisor applies a hedge strategy at an inappropriate time or judges market conditions incorrectly, these defensive strategies may lower the Fund's return. Consequently, the Fund may not achieve its investment objective.

    No guarantee can be made that any of the Fund's objectives will be achieved, and inherent in this policy are risks of unpredictable market fluctuations. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

PRINCIPAL INVESTMENT RISKS

    Any investment carries with it some level of risk that generally reflects its potential for return. The principal risks that could adversely affect the value of the Fund's shares and total return on your investment include:

    QMS AND Q-100(SM) STRATEGY RISK. Companies that have either implemented or are implementing a QMS approach, or that are included in the Q-100(SM) Index, may not be best-positioned for growth and may be unable to weather economic downturns. The Investment Advisor may select companies which are not firmly or successfully following QMS practices. In addition, QMS practices may not necessarily translate into stock performance that the Investment Advisor expects or that satisfies the Fund's investment objective of long-term capital appreciation. Applying the Fund's investment objective, the Fund may invest in stocks of companies that the Investment Advisor believes have earnings that will grow faster than the economy as a whole or that the Investment Advisor considers inexpensive and undervalued. If the Investment Advisor's assessment of the prospects for the company's growth or future appreciation in value is wrong, the price of that company's stock may fail to appreciate in the manner that the Investment Advisor expects, thereby adversely affecting the Fund's performance. The implementation of QMS practices generally takes an extended period of time to be reflected in a company's stock price, if at all.

    COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock price may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. Similarly, a stock's value may fall because of factors affecting not just the company, but most companies in that company's industry or in a number of industries, such as increases in production costs. The value of a company's stock price may also be affected by changes in financial markets that may be unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the value of a company's stock price may react more than bonds or other debt to actual or perceived changes in the company's financial condition or prospects. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Also, it is possible that return from the large-capitalization stocks that the Fund primarily invests in will underperform relative to the overall stock market.

    STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. These market fluctuations may cause the stock prices of the companies in which the Fund invests to fall regardless of such companies' performance, thereby adversely affecting the Fund's performance and total return.

              FUND MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

THE FUND'S INVESTMENT ADVISOR

    Robinson Capital Management, Inc. serves as Investment Advisor to the Fund pursuant to an Investment Advisory Agreement, and manages the Fund's business affairs pursuant to a Management Agreement. Robinson Capital has served as the Investment Advisor to the Fund since 1994. Robinson Capital is a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. Robinson Capital does not serve as investment advisor to any other registered investment companies.

    The officers of the Fund, along with Robinson Capital, manage the Fund's investment activities and day-to-day operations, subject to supervision by the Board of Directors. The Board of Directors sets broad policies for the Fund and chooses the Fund's officers and the companies that provide the Fund with services. Craig Robinson is President of the Fund and Robinson Capital.
Mr. Robinson also serves as the Fund's Associate Portfolio Manager.
Mr. Robinson has held various sales and marketing positions at Robinson Capital since 1995, and served as an account executive at Paine Webber, Inc. from 1994 to 1995. Mark Billeadeau is Vice-President of the Fund and Robinson Capital, and serves as the Fund's Senior Portfolio Manager. Mr. Billeadeau has served as a Vice-President of the Fund since 1997, and a Vice-President and Financial Analyst of Robinson Capital since 1995. From 1990 to 1995, he also served as Manager (Consulting Service) at Craig-Hallum, Inc. and its successor, Principal Financial Services, Inc.

    Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on December 9, 1998, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available. Robinson Capital attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. Robinson Capital is authorized to place orders with various broker-dealers, subject to all applicable legal requirements. Robinson Capital may also place orders with broker-dealers that sell the Fund's shares, provided Robinson Capital believes the price and execution are comparable to other broker-dealers. A greater spread, discount or commission may be paid to broker-dealers that provide research services, which may be used by Robinson Capital in managing assets of its clients, including the Fund. Although it is believed that research services received directly or indirectly benefit all of Robinson Capital's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

    As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. While the advisory fee paid Robinson Capital is comparable to the advisory fee paid by many other comparably positioned mutual funds, the total expenses of the Fund are higher than total expenses paid by most such mutual funds, many of which have net assets that are substantially larger than the net assets of the Fund. For the fiscal year ended November 30, 2001, the advisory fees paid Robinson Capital were $199,389.

    Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on December 9, 1998. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital a management administration fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    The Fund pays the investment management advisory fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1 1/2% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1 1/4% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. During the fiscal year ended November 30, 2001, total expenses of the Fund (net of expenses waived by the Investment Advisor) amounted to $498,176, or 1.50% of average net assets.

                            SHAREHOLDER INFORMATION

PURCHASE OF SHARES

    MECHANICS OF PURCHASE. Shares of the Fund may be purchased directly from the Fund or through authorized investment dealers. Initial investments in the Fund may be made by mailing a completed application, together with a check for the total purchase price, to General Securities, Incorporated, State Street Corporation, P.O. Box 219249, Kansas City, Missouri 64121, or by contacting an authorized investment dealer. Initial investments may also be made by submitting a completed application and check to an authorized investment dealer who will forward them to the Fund's Transfer Agent. Applications may be obtained by calling the Fund at (800) 577-9217 or writing to the Fund at General Securities Incorporated, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. The dealer is responsible for transmitting the order promptly to the Transfer Agent in order to permit the investor to obtain the current price. Subsequent purchases in the Fund may be made by mailing a check directly to the Transfer Agent at General Securities, Incorporated, State Street Corporation, P.O. Box 219249, Kansas City, Missouri 64121, or by contacting an authorized investment dealer. Checks should be made payable to General Securities, Incorporated, subsequent purchases should indicate the account number on the check and checks must be drawn on a U.S. bank or its foreign branch or subsidiary and must be payable in U.S. dollars. Third party checks, except those payable to an existing shareowner who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted.

    Initial and subsequent investments may also be made by wiring Federal Funds to State Street Corporation; Routing #ABA 101003621; Deposit Account: Bank Account 7523491; From: Shareholder Name, Address, Tax Identification Number-For purchase of: General Securities, Incorporated shares. In order for a wire investment to be processed on the same day, (1) the investor must notify the Transfer Agent of his or her intention to make such investment by 12:00 noon Eastern time on the day of his or her investment by calling the Transfer Agent at 1-800-939-9990; and (2) the wire must be received by 4:00 p.m. Eastern time that same day.

    Shares may be purchased in any amount not less than $1,500 initially with a $100 minimum on subsequent investments (reduced pursuant to the Low Minimum Initial Investment Plan/ Automatic Investment Plan described below and subject to waiver at the discretion of the Investment Advisor). Dividends and capital gains distributions, if any, will be reinvested regardless of amount at the net asset value determined on the distribution date, unless requested in cash, although they will be taxable in the manner set forth in the section of this Prospectus entitled "DIVIDEND AND DISTRIBUTION POLICIES AND CERTAIN TAX CONSEQUENCES." When the dollar amount of a purchase is not evenly divisible by the current price of shares, the purchaser will receive a number of whole shares plus a fractional share which is proportionately the same as a whole share. Investments may thus be made in any dollar amount (subject to the minimum described above) regardless of the current price of shares.

    The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders in whole or in part. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally are permitted to continue to purchase additional shares and to have dividends reinvested.

    PRICE PER SHARE. The Fund is offering its shares at a public offering price equal to the next determined net asset value per share. Net asset value is based upon and varies with changes in the market value of securities owned by the Fund and is determined for purposes of a purchase at the close of business immediately following the receipt of a subscription by the Fund. Subscription forms and other information concerning the purchase of shares may be obtained from the Fund at the address and telephone number listed on the cover page of this Prospectus or from securities dealers offering shares of the Fund. Stock certificates will not be issued.

    Shares of the Fund may be purchased at a price equal to their net asset value. The net asset value of a Fund share is the proportionate interest of each share (or a fractional share) in the net corporate assets. It is computed not less frequently than once daily. For the purposes of determining the net corporate assets, securities are valued, as of the market close New York time, on the basis of the last sale (if a sale occurred that day). If no sale occurred that day (either as a result of the stock markets being closed or lack of sales of a particular security), securities traded on a national securities exchange are valued at the last bid price, whereas securities traded on the Nasdaq Stock Market or in the over-the-counter market are valued at the mean between the last bid and asked price, in all cases excluding brokerage commissions and odd lot premiums.

    LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN. A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduced in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account.

    By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial

Investment Plan before a one year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.

    AUTOMATIC WITHDRAWAL PLAN. The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

    The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed.

    SERVICING ORGANIZATIONS. Shares of the Fund may also be purchased through a Servicing Organization which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased this way, the Servicing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a Servicing Organization generally will be set by the Servicing Organization. Servicing Organizations may also impose other charges, restrictions or procedures in addition to or different from those applicable to investors who remain the shareholder of record of their shares. The procedures for purchases or redemptions through Servicing Organizations may vary slightly from that which is described elsewhere in this Prospectus. Thus, an investor contemplating investing with the Fund through a Servicing Organization should read materials provided by the Servicing Organization in conjunction with this Prospectus. Furthermore, the Fund may apply different procedures and charge different costs to Servicing Organizations than as described elsewhere in this Prospectus.

    Although Servicing Organizations will sell and redeem shares at net asset value, they may charge their customers a fee in connection with services offered to customers. Shares held through a Servicing Organization may be transferred into the investor's name following procedures established by the investor's Servicing Organization and the Fund's Transfer Agent. Certain Servicing Organizations may receive compensation from Robinson Capital.

REDEMPTION OF SHARES

    SELLING YOUR SHARES. You may redeem all or a portion of your shares on any day that the New York Stock Exchange is open. Your shares will be redeemed at the next net asset value calculated after the Transfer Agent has received a properly executed redemption request. Payment for shares will be made as promptly as practicable but in no event later than seven days after receipt of a properly executed request. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay the mailing of a redemption draft until it has determined that collected funds have been received for the purchase of such shares, which may take up to 15 days from the purchase date.

    SELLING BY TELEPHONE. If the proceeds of the redemption are $50,000 or less and the proceeds are to be payable to the shareholder(s) of record and mailed to the address of record, normally a telephone request by any one account owner is sufficient for redemptions unless the account application has denied such privilege. Telephone requests may be made by calling 1-800-939-9990. Institutional account owners may exercise this special privilege of redeeming shares by telephone request subject to the same conditions as individual account owners provided that this privilege has been pre-authorized by the institutional account owner by written instruction to the Transfer Agent with signatures guaranteed. This privilege of redeeming shares by telephone request may not be used if any address change for the shareholder's account has been effected within 30 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the telephone redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time. Additional information concerning telephone redemptions appears under the section entitled Important Information.

    EXPEDITED WIRE REDEMPTION. If you give authorization for expedited wire redemption, shares of the Fund can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. Requests received by the Transfer Agent prior to the close of the Exchange (currently 4:00 p.m. Eastern time) will result in shares being redeemed that day at the next determined net asset value of the Fund and normally the proceeds being sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to 7 days if the Investment Advisor deems it appropriate under then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at 1-800-939-9990. The Fund cannot be responsible for the efficiency of the Federal wire system or the shareholder's financial institution.

    The Fund currently charges $20 for wire transfer of redemption proceeds. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to the Transfer Agent. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the expedited redemption privilege.

    SELLING BY MAIL. When shares are held for the account of a shareholder by the Transfer Agent, the shareholder may redeem them by making a written request to the Transfer Agent, Attention: Redemption Department, PO. Box 219249, Kansas City, Missouri 64121. If the proceeds of the redemption are $50,000 or less on an account, no signature guarantee will be required, unless a change in address for the shareholder's account has been effected within 30 days of the redemption request. For all other redemptions, signatures must be guaranteed by a bank, broker/dealer, municipal securities broker, government securities dealer or broker, credit union, savings association, national securities exchange, registered securities association or clearing agency.

    The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as STAMP(SM)). Guarantees from institutions or individuals who do not provide reimbursement in case of fraud, such as notaries public, will not be accepted. Further documentation may be requested from institutional or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (institutional account owners).

    The redemption request must be signed by all registered owners exactly as the account is registered, including any special capacity of the registered owner. The Fund currently charges for actual costs of special delivery service of redemption proceeds.

    IMPORTANT INFORMATION. The Transfer Agent employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of telephone instructions. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions, neither the Transfer Agent nor the Fund would be liable for any losses from unauthorized or fraudulent instructions. However, if such reasonable procedures are not followed, the Transfer Agent and the Fund may be liable for losses due to unauthorized telephone transactions.

    MINIMUM ACCOUNT BALANCE REQUIREMENT. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem a shareholder account that falls below the minimum investment level, currently $1,500, unless the shareholder account falls below the minimum due to changes in the market value of the portfolio. Currently, Individual Retirement Accounts, employee benefit plan accounts, Employer Sponsored Payroll Deduction Plans and other accounts with respect to which the Investment Advisor, in its sole discretion, has waived the minimum purchase amount, are not subject to this procedure. You will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the account.

                                 PRIVACY POLICY

    General Securities Inc. respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone except to our affiliates and service providers. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                       DIVIDEND AND DISTRIBUTION POLICIES
                          AND CERTAIN TAX CONSEQUENCES

    DISTRIBUTION POLICIES. The Fund follows a policy of distributing substantially all income on an annual basis to shareholders. The Fund also distributes realized capital gains, including both long-term and short-term, if any, on an annual basis to shareholders. As an investment company, and so long as certain diversification of assets and source of income requirements prescribed by the Internal Revenue Code are met and at least 90% of its investment company taxable income plus certain other amounts are distributed to its shareholders, the Fund is allowed to deduct certain dividends paid to shareholders and pass through the tax character of certain dividends and long-term capital gains to shareholders who receive distributions. The Fund always has qualified for such tax treatment (including with respect to the last fiscal year) and intends to continue to do so.

    CERTAIN TAX CONSEQUENCES. Shareholders are subject to federal income taxes on Fund distributions, unless the investment is in an IRA or other tax-advantaged account. Distributions from dividend and interest income, including short-term capital gains, whether paid in cash or reinvested in shares, are taxable to shareholders at ordinary income tax rates for federal income tax purposes. Long-term capital gains distributions, whether paid in cash or reinvested, will be taxable as long-term capital gains to shareholders regardless of the length of time Fund shares have been owned by shareholders, but will not be eligible for the dividends received deduction generally available to corporate shareholders. These distributions reduce the net asset value of the Fund shares by the amount of the distribution, so if an individual purchases Fund shares just before the distribution, such individual will pay the then net asset value for the shares and receive a portion of the purchase price back as a taxable distribution. This distribution will be included in the individual's gross income. Accordingly, it may not necessarily be advantageous for a shareholder to purchase shares in anticipation of the payment of dividends or of capital gain distributions.

    Under current federal tax laws, an individual's net long-term capital gains on investment assets held for more than 12 months are taxed at a maximum rate of 20%, while an individual's ordinary income and net short-term capital gains on property held for less than 12 months are taxed at a maximum rate of 38.6%. The maximum rate may be decreasing so individuals should consult their own tax advisors to determine the tax rate that applies in their situation. However, a corporation's net long-term capital gains continue to be taxed at the corporate ordinary income tax rate, which is 35%.

    The preceding discussion is based on the Internal Revenue Code of 1986, as amended, regulations, rulings and decisions in effect on the date of this Prospectus, all of which are subject to change. This summary does not discuss any aspect of state, local or foreign taxation and does not discuss all the tax considerations that may be relevant to particular shareholders in light of their personal investment circumstances, or to certain types of shareholders that may be subject to special tax rules. Shareholders should consult their own tax advisors concerning the application to distributions of federal, state, local, foreign or other tax laws.

                           DISTRIBUTION ARRANGEMENTS

    The Fund serves as its own underwriter and distributor of its shares.

    State Street Corporation, 330 W. 9th Street, P.O. Box 219249, Kansas City, Missouri 64121, serves as the Fund's Transfer and Dividend Paying Agent ("Transfer Agent") and Custodian. State Street Corporation maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by State Street Corporation and approved by the Board of Directors.

                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available on request.

FINANCIAL HIGHLIGHTS:

                                                                    YEAR ENDED NOVEMBER 30
                                                     ----------------------------------------------------
                                                       2001       2000       1999       1998       1997
SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:  --------   --------   --------   --------   --------
Net asset value, beginning of year.............       $15.81     $16.93     $16.34     $16.55     $16.08
Operations:
  Investment income -- net.....................          .07        .09        .12        .15        .18
  Net realized and unrealized gains (losses) on
    investments................................        (2.41)     (1.09)      3.11        .72       2.08
                                                     -------    -------    -------    -------    -------
Total from operations..........................        (2.34)     (1.00)      3.23        .87       2.26
                                                     -------    -------    -------    -------    -------
Distributions to shareholders:
  From investment income -- net................         (.07)      (.09)      (.06)      (.15)      (.18)
                                                     -------    -------    -------    -------    -------
  Excess distributions of net investment income...                --         --          (0.3)     --
  From net realized gains......................         (.04)      (.03)     (2.58)      (.90)     (1.61)
                                                     -------    -------    -------    -------    -------
Total distributions to shareholders............         (.11)      (.12)     (2.64)     (1.08)     (1.79)
                                                     -------    -------    -------    -------    -------
Net asset value, end of year...................       $13.36     $15.81     $16.93     $16.34     $16.55
                                                     =======    =======    =======    =======    =======
Total return*..................................       (14.86)%    (5.92)%    19.85%      5.26%     14.08%
Net assets, end of year (000's omitted)........      $28,439    $40,290    $41,638    $43,791    $46,006
Ratio of expenses to average daily net assets**..       1.50%      1.40%      1.49%      1.47%      1.44%
Ratio of net investment income to average daily net
 assets**......................................          .46%       .42%       .70%       .90%      1.02%
Portfolio turnover rate                                    1%         5%        22%        25%        20%

* These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustment for sales charge.

** Total Fund expenses are contractually limited to 1.50% of average daily net assets. During the year ended November 30, 2001, the Investment Advisor waived $35,964 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.61% and the ratio of net investment income to average daily net assets would have been .35%.

                              GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

    The Fund's fiscal year ends on November 30. The Fund will send to its shareholders, at least semiannually, reports showing its portfolio securities and other information. An annual report containing financial statements audited by the Fund's independent auditors will be sent to shareholders each year.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover and back page of this Prospectus.

                             ADDITIONAL INFORMATION
    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. Additional information about the Fund is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information as well as the Fund's annual and semi-annual reports can be obtained without charge by telephone (collect) or written request to the Fund at the following address and telephone number:
                        GENERAL SECURITIES INCORPORATED
                          5100 Eden Avenue, Suite 204
                             Edina, Minnesota 55436
                            Telephone (800) 577-9217
    You may also request additional information or direct shareholder inquiries to the Fund. In addition, the Commission maintains a Website at http://www.sec.gov that contains this Prospectus, the Statement of Additional Information and certain other electronic filings including exhibits made by the Fund with the Commission. This information can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. This information is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.
Our Investment Company Act file number is 811-00594.
GENERAL SECURITIES is the registered service mark of General Securities, Incorporated. The third party marks appearing above are the marks of their respective owners.

                           [GENERAL SECURITIES LOGO]
                               GENERAL SECURITIES
                                  INCORPORATED
              5100 EDEN AVENUE, SUITE 204, EDINA, MINNESOTA 55436
                                   PROSPECTUS
                  -------------------------------------------

                             [LOGO-DRAWING OF BIRD]
                                    FOCUS ON
                                ---------------
                                    QUALITY
                                   MANAGEMENT
                                     SYTEMS
                                ---------------

                         GENERAL SECURITIES INCORPORATED

                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     [LOGO]
                                    FOCUS ON

                                     QUALITY
                                   MANAGEMENT
                                     SYSTEMS

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 1, 2002

                        GENERAL SECURITIES, INCORPORATED

               5100 Eden Avenue, Suite 204, Edina, Minnesota 55436
                            Telephone (952) 927-6799

         General Securities, Incorporated (the "Fund") is a diversified open-end management investment company which seeks possible long-term capital appreciation for its shareholders. The Fund invests primarily, but not exclusively, in selected common stocks of companies that have implemented or are implementing a Quality Management System ("QMS") and are included in the S&P500. Shares of the Fund may be purchased directly from the Fund at a price equal to the net asset value, as determined at the close of business immediately following receipt by the Fund of a subscription. The Fund's investment advisor is Robinson Capital Management, Inc. ("Robinson Capital" or "Investment Advisor").

         This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a prospectus and should be read in conjunction with the Fund's current Prospectus, a copy of which may be obtained by telephone or written request to the Fund at the address and telephone number printed above.

         This Statement of Additional Information relates to the Fund's Prospectus dated March 1, 2002

                               TABLE OF CONTENTS

                                                                     Page

         Description of the Fund and its Investment Risks              2
         Management of the Fund Directors and Officers                 3
         Control Persons and Principal Holders of Securities           5
         Investment Advisory and Other Services                        5
         Brokerage Allocation and Other Practices                      7
         Capital Stock and Other Securities                            7
         Purchase, Redemption and Pricing of Shares                    8
         Taxation of the Fund                                          11
         Calculation of Performance Date                               11
         Financial Statements                                          12

                DESCRIPTION OF THE FUND AND ITS INVESTMENTS RISKS

FUND CLASSIFICATION

         The Fund is organized and existing under the laws of the state of Minnesota. The Fund has been an investment company since its formation in 1951. The Fund is a diversified, open-end, management investment company.

INVESTMENT STRATEGIES AND RISKS

         As described in the Fund's Prospectus, the Fund's investment objective is to provide its shareholders long-term capital appreciation by investing in select common stocks of companies that have implemented or are implementing a Quality Management System ("QMS") in an effective fashion. Consistent with that investment objective, the Fund has increasingly invested and will continue to invest primarily, but not exclusively, in common stocks of companies that are in the Q-100(SM) Index. The Q-100(SM) Index was developed by the Fund's Investment Advisor and generally consists of 100 companies included in the S&P500 which are selected based on QMS criteria. QMS is a management philosophy where a company undertakes a systematic process of evaluating its business practices and engages in a continuous effort to improve its operations throughout the organization. Since the Q-100(SM) Index is a subset of the S&P500, the Fund invests primarily in large-capitalization companies. The Fund intends to invest most of its assets in common stocks, although investments in corporate bonds, debentures or preferred stocks and United States Government Securities, in addition to certificates of deposit, bank depository accounts and other short-term investments, have and will be made as economic conditions dictate.

         From time to time, the Fund may enter into repurchase agreements for short-term investments. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund intends to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition as may be established by the Board of Directors and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality short-term debt obligations. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale are less than the resale price provided in the agreement including interest. There is also risk that a bond issuer will fail to make timely payments of principal or interest. Additionally, corporate bonds and U.S. government securities fluctuate in price based on changes in market conditions. The Fund does not invest in debt securities as a principal investment strategy.

FUND POLICIES

         In order to define its investment policies, the Fund has established certain rules and guidelines. Some have been voluntarily adopted and others have been required to meet either federal or state statutes. As indicated, some policies are in the form of fundamental policies or charter restrictions which may be changed only with the approval of a majority of the Fund's outstanding voting securities while others are subject to change by the Board of Directors. Without the affirmative vote of the lesser of (i) a majority of all outstanding shares of the Fund, or (ii) 67% or more of the Fund's shares represented at a meeting if more than 50% of all outstanding shares of the Company are represented in person or by proxy at such meeting, the Fund may not, among other things:

         1.       Buy on margin or sell short;

         2.       Borrow money;

         3. Issue securities senior to the outstanding shares of common stock;

         4.       Act as underwriter;

         5. Invest more than 5% of the value of its total assets (taken at cost) in the securities of any one company, or purchase more than 10% of any class of voting securities or more than 10% of any class of securities of any one company;

         6. Invest more than 25% of the value of its total assets (taken at cost) in the securities of companies all of which conduct their principal business activities in the same industry;

         7. Invest in commodities or commodity contracts, or interests in real estate;

         8.       Lend money or assets;

         9. Purchase or retain the securities of any issuer if those officers and directors of the Fund or the advisor owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

         10.      Purchase the securities of any other investment company; or

         11. Invest in companies for the purpose of exercising control or management.

TEMPORARY DEFENSIVE POSITIONS

         From time to time, the Fund's portfolio managers may determine that market conditions or other factors warrant that the Fund adopt defensive strategies to limit losses or lock-in gains. This could include investments in United States Treasury bills, notes and bonds, certificate of deposits and bank depository accounts of banks which have total assets in excess of $500 million. The Fund's defensive strategy could also include buying or selling exchange-traded options on particular securities or a broad index of securities. An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price at any time during its term.

         The Fund may buy put options (puts). When the Fund buys a put, it gives the purchaser the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

         The Fund may buy or sell options on particular securities within the Fund's portfolio or on a group of securities in an index in order to hedge the Fund's exposure to downward price fluctuations. If the Investment Advisor applies a hedge strategy at an inappropriate time or judges market conditions incorrectly, these defensive strategies may lower the Fund's return and limit the Fund's ability to achieve its objective of capital appreciation.

         The Fund considers the use of a limited option strategy to be consistent with the Fund's stated objectives because the strategy is utilized to lock-in gains on particular securities or for the market as a whole, upon achieving certain capital appreciation-oriented performance goals for certain Fund investments. The Fund also considers this strategy useful to limiting Fund losses and risk.

         The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of securities that are the subject of the hedge. The Fund's hedging strategy may not be fully effective if such imperfect correlation exists. Price movement correlation may be distorted by illiquidity in the options market and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market typically enhances liquidity. Nevertheless, the trading activities of speculators in the options market may create temporary price distortions unrelated to the market in the underlying securities.

         An exchange-traded option may be closed out only on an exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening or closing transactions for the option; (iii) trading halts, suspensions or other restrictions may be imposed for options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange or (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not be adequate to handle current trading volume.

                  MANAGEMENT OF THE FUND DIRECTORS AND OFFICERS

         The officers of the Fund, along with Robinson Capital, the Investment Advisor and Administrator, manage the Fund's investment activities and day-to-day operations, subject to supervision by the Board of Directors. The Board of Directors sets broad policies for the Fund and chooses the Fund's officers and the companies that provide the Fund with services.

         The directors and officers of the Fund are listed below together with their addresses and information as to their principal business occupations during the last five years (if other than their present business occupations) and other current business affiliations, including affiliation with the Investment Advisor.

M. MICHELLE COADY, PH.D., age 43, Chairperson of the Board of Directors of the Fund, 3236 48th Avenue South, Minneapolis, Minnesota 55406. She is Director of Client Services, Major Markets, at St. Paul Fire and Marine Companies, a St. Paul-based property and casualty insurer. From 1991 to 1994, Dr. Coady was Senior Director of Continuous Quality Improvement at HealthPartners, Inc., Minneapolis, Minnesota. She has also been the proprietor of a consulting business since 1985.

GARY D. FLOSS, age 60, Director of the Fund, 1444 18th Street, N.W., New Brighton, Minnesota 55112. He is Director of Customer-Focused Quality for Medtronic Corporation, a Minneapolis, Minnesota manufacturer of medical devices. From 1990-1997 he was Vice President, Quality & Productivity for Consulting Devices International, a business unit of Ceridian Corporation. Ceridian Corporation is a Minneapolis, Minnesota provider of information services in the human resources and transportation areas.

DAVID W. PREUS, age 79, Director of the Fund, 60 Seymour Avenue S.E., Minneapolis, Minnesota 55414. He is the Presiding Bishop Emeritus of The American Lutheran Church and a Distinguished Visiting Professor at Luther Northwestern Theological Seminary, St. Paul, Minnesota.

CHARLES J. WALTON, age 78, Director of the Fund, 653 S.W. Thorn Hill Lane, Palm City, Florida 34990. He is President of Walton Enterprise Leasing Co., a Minneapolis, Minnesota automobile, truck and equipment leasing corporation.

ARNOLD M. WEIMERSKIRCH, age 65, Director of the Fund, 2831 Sandpiper Trail, Excelsior, Minnesota 55331. He was formerly Vice President of Corporate Quality for Honeywell, Inc., a Minneapolis, Minnesota manufacturer of temperature control systems and avionics.

*MARK D. BILLEADEAU, age 45, Director of the Fund, Vice President of the Fund and Senior Portfolio Manager since September 1998, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. He has been Treasurer and Chief Financial Officer of Robinson Capital since September 1998, and has served as a Financial Analyst at Robinson Capital since February 1995. From September 1990 to February 1995, he was a Manager of Consulting Service of Craig-Hallum and its successor, Principal Financial Services, Inc.

*CRAIG H. ROBINSON, age 44, Director and President of the Fund, and Associate Portfolio Manager, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 since September 1998. He has worked in sales and marketing at Robinson Capital since August 1995. He also served as Vice President of the Fund from February 1997 through September 1998. He has been President and Chief Executive Officer of Robinson Capital since September 1998 and was a Vice President from February 1997 through September 1998. From August 1994 to August 1995, he worked as an Account Executive at Paine Webber Incorporated. From 1990 to August 1994, he worked as a Sales Manager at Comprehensive Loss Management, Inc.

RENEE A. RASMUSSON, age 58, Treasurer of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 since November 1998. She also has served as Assistant Treasurer of the Fund from December 1994 through September 1998, and Assistant Treasurer of Robinson Capital Management, Inc. since December 1994. From July 1993 to July 1994, she was an employee of Hamilton Investments, Inc. and prior to July 1993 she was a Vice President of Craig-Hallum, Inc.

LORY M. HASSLER, age 70, Assistant Secretary and Assistant Treasurer of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436, since December 1994. She has also served as Secretary of Robinson Capital Management, Inc. since September 1998 and Assistant Secretary from December 1994 through September 1998. From July 1993 to December 1994, she was a registered representative of Hamilton Investments, Inc. Prior to July 1993, she was a registered representative and Vice President of Craig-Hallum, Inc.

JOHN R. HOUSTON, age 49, Secretary of the Fund, 800 LaSalle Avenue, Suite 2800, Minneapolis, Minnesota 55402. He is partner of Robins, Kaplan, Miller & Ciresi, L.L.P., legal counsel for the Fund.

*Designates a director who is an interested person with respect to the Fund as defined in the Investment Company Act of 1940.

REMUNERATION OF OFFICERS AND DIRECTORS

         The Fund does not pay any remuneration directly to its officers, but compensation of officers and employees is paid by Robinson Capital Management, Inc., its current Investment Advisor. During the last fiscal year, the Fund paid Robinson Capital $199,389 for investment advisory services for the year.

         The directors who have no substantial interest in the Investment Advisor or its affiliates (Dr. Coady and Messrs. Floss, Preus, Walton, and Weimerskirch) receive a nominal honorarium from the Fund for each directors' meeting attended (an aggregate of $8,000 during the last fiscal year).

                               COMPENSATION TABLE

--------------------------------------------------------------   -----------------------    ------------------   ------------------

                                                                    PENSION OR                 ESTIMATED            TOTAL
                                              AGGREGATE             RETIREMENT BENEFITS        ANNUAL               COMPENSATION
                                              COMPENSATION          ACCRUED AS PART OF         BENEFITS UPON        FROM FUND PAID
NAME OF PERSON, POSITION                      FROM FUND             FUND EXPENSES              RETIREMENT           TO DIRECTORS
------------------------                    ----------------     -----------------------    ------------------   ------------------
M. Michelle Coady, Ph.D; Director             $1,600                $0                         $0                   $1,600
Gary D. Floss, Director                       $1,600                $0                         $0                   $1,600
David W. Preus, Director                      $1,600                $0                         $0                   $1,600
Charles J. Walton, Director                   $1,600                $0                         $0                   $1,600
Arnold M. Weimerskirch, Director              $1,600                $0                         $0                   $1,600
Craig H. Robinson, President and
Director                                      $0                    $0                         $0                   $0
Mark D. Billeadeau, Vice President and
Director                                      $0                    $0                         $0                   $0
Renee A. Rasmusson, Treasurer                 $0                    $0                         $0                   $0
Lory M. Hassler, Assistant Secretary and
Assistant Treasurer                           $0                    $0                         $0                   $0
John R. Houston, Secretary                    $0                    $0                         $0                   $0

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The Fund does not know of any person who owns of record on January 23, 2002 more than five percent of the Fund's outstanding securities. On January 23, 2002, the Fund's officers and directors owned 30,875 shares, or 1.47% of the total number of the Fund shares outstanding.

         The Fund and its Investment Advisor have adopted a joint Code of Ethics which, among other things, prohibits activities that violate Rule 17j-1(a) under the Investment Act of 1940. The Code of Ethics also contains limitations on the ability of the directors, officers and employees of the Fund and the Investment Advisor to purchase and sell securities which the Fund purchases and sells.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Robinson Capital, a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436, is the Investment Advisor for the Fund and provides the Fund with professional investment supervision and management. Robinson Capital is an investment advisory firm controlled by Craig
H. Robinson, John C. Robinson, Susan A. Peterson and Beth E. Robinson, who each own 20.97% of the outstanding common stock of Robinson Capital and Mark D. Billeadeau who owns 9.68% of the outstanding common stock of Robinson Capital. Craig H. Robinson, John C. Robinson, Susan A. Peterson and Beth E. Robinson are the children of John P. Robinson, who served as the Fund's President and served on the Board of Directors from the Fund's inception in 1951 until his death in 1998. Craig H. Robinson is President of Robinson Capital and President of the Fund. Since 1995, John C. Robinson has owned and operated a business that provides inventory data management for retail pharmacies. Susan A. Peterson is Chief Financial Officer and founder of Decision Support Software, Inc., and Beth
A. Robinson is an independent business consultant, and owns and operates a ceramics business.

         Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on December 9, 1998, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available. Robinson Capital attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. Robinson Capital is authorized to place orders with various broker-dealers, subject to all applicable legal requirements. Robinson Capital may also place orders with broker-dealers that sell the Fund's shares, provided Robinson Capital believes the price and execution are comparable to other broker-dealers. A greater spread, discount or commission may be paid to broker-dealers that provide research services which may be used by Robinson Capital in managing assets of its clients, including the Fund. Although it is believed that research services received directly or indirectly benefit all of Robinson Capital's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

         As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory management fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. For the fiscal years ended November 30, 2001, 2000, and 1999, the advisory fees paid Robinson Capital were $199,389, $323,501, and $273,311, respectively.

         Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on December 9, 1998. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

         During the fiscal year ended November 30, 2001 the Fund paid total fees to Robinson Capital amounting to $332,315. Of this amount, $199,389 was paid for investment advisory services and $132,926 was paid for non investment management or administrative services.

         For the fiscal year ended November 30, 2000, Robinson Capital received $539,168 in total advisory and management fees from the Fund. Of this amount, $323,501 was paid for investment advisory services and $215,667 was paid for non-investment management or administrative services. For the fiscal year ended November 30, 1999, Robinson Capital received $455,519 in total advisory and management fees from the Fund. Of this amount, $273,311 was paid for investment advisory services and $182,208 was paid for non-investment management or administrative services.

         The Fund's total net assets at the beginning and end of fiscal 2001 were $40,289,895 and $28,438,666, respectively. The combined advisory management fees and non-investment management and administrative fees of 1% on the first $100 million of the Fund's net assets and 3/4 of 1% on the next $150 million of the Fund's net assets are higher than similar fees paid by most mutual funds, many of which have net assets that are substantially larger than the net assets of the Fund.

         The Fund pays the investment advisory management fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1-1/2% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1-1/4% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For the fiscal year ended November 30, 2001, total expenses of the Fund (net of expenses waived by the Investment Advisor) paid by the Fund amounted to $498,176 or 1.50% of average net assets. For the fiscal year ended November 30, 2000, total expenses of the Fund amounted to $754,662 or 1.40% of average net assets. For the fiscal year ended November 30, 1999, total expenses of the Fund amounted to $680,561 or 1.49% of average net assets.

         Each of the Investment Advisory Agreement and Management Agreement will continue in force from year to year so long as the continuance is specifically approved at least annually (1) by the Board of Directors of the Fund or (2) by a vote of the majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by the vote of a majority of directors who are not interested persons of the Fund or Robinson Capital, cast in person at a meeting called for the purpose of voting on such approval. Each of the Investment Advisory Agreement and Management Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of the majority of the Fund's outstanding voting securities, or by Robinson Capital on 60 days' written notice. They each terminate automatically in the event of an assignment.

         The Fund serves as its own underwriter and distributor of its shares. State Street Corporation, 330 W. 9th Street, P.O. Box 219249, Kansas City, Missouri 64121, currently serves as the Fund's Registrar, Transfer Agent and Dividend Paying Agent and Custodian. State Street Corporation, which is not affiliated with either the Fund or Robinson Capital, maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by State Street Corporation and approved by the Board of Directors.

LEGAL COUNSEL

         Robins, Kaplan, Miller & Ciresi L.L.P., Minneapolis, Minnesota, are counsel for the Fund.

INDEPENDENT AUDITORS

         KPMG LLP, 4200 Norwest Center, 90 South 7th Street, Minneapolis, Minnesota 55402, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to annual ratification by the Fund's Board of Directors.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         During the past fiscal year, the Fund had total purchases of portfolio securities, other than short-term securities, of $300,600, and sales of such securities of $1,843,688, resulting in portfolio turnover in that year of 1.0%; compared with a portfolio turnover rate of 5% during fiscal year 2000, and 22% during fiscal 1999. The Fund's total net assets at the beginning of fiscal 2001 were $40,289,895 and $28,438,666 at the end of the year. The total amount of brokerage fees for handling portfolio transactions of the Fund during the three fiscal years ended November 30, 2001, 2000 and 1999 were $4,474, $10,632, and $28,764, respectively.

         The Fund's brokerage business is distributed among various brokers and dealers, and the allocation is determined primarily at the discretion of the Investment Advisor. The Fund always seeks to effect its transactions in portfolio securities where it can get prompt execution of orders at the most favorable prices (best execution). The commissions charged by brokers and dealers vary and the Fund is not required by law to utilize the services of national securities exchange members or other brokers or dealers charging the lowest commission for any particular transaction.

         It is the practice of the Fund and its Investment Advisor to consider statistical and factual information, as well as reports on general market conditions, industry analysis and analysis of particular companies whose securities are publicly traded, furnished to them by investment banking firms as a factor in connection with allocation of brokerage business to such firms, provided the best execution is still obtained. Such services are generally provided to the Investment Advisor, to the extent that such services are used by it in rendering investment advice to the Fund, they tend to reduce the advisor's expenses. During the last fiscal year, the Fund did not utilize such research services.

         Where the concept of best execution is satisfied by two brokers and one broker charges a lower commission but does not provide such services, the advisor has indicated that it may place its orders with the broker charging a higher commission where the amount of such commission is reasonable in relation to the value of the brokerage and research services provided. If the Investment Advisor purchases such information its expenses will increase without reimbursement from the Fund. If it is concluded that it would be impractical for the Investment Advisor to attempt to provide the full range of services which are available from brokerage firms or if the advisor deems that it cannot afford purchasing such information and services, it may become necessary to pay a higher level of commissions to firms offering these services. The Investment Advisor will not institute such a policy without the prior authorization of the Fund's Board of Directors, however, and any such payments will be reviewed by the directors on at least a quarterly basis.

         The Fund made no allocation of brokerage business during the last fiscal year to those dealers and brokers who were sellers of the Fund's shares and no reciprocal brokerage business was received by the Investment Advisor. When appropriate, the Investment Advisor may make brokerage allocation to sellers of Fund shares in the current fiscal year. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principals, except where best execution may otherwise be obtained.

         Robinson Capital is not registered as a broker/dealer and, consequently, did not in fiscal 1999, 2000 or 2001 and will not in fiscal 2002, be acting as broker in the execution of any orders for the Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

         General Securities, Incorporated is authorized to issue 10 million shares of the nominal par value of one cent per share. On January 23, 2002, there were 2,098,424 shares outstanding. All shares are fully paid, nonassessable, and transferable and have equal rights in earnings, in voting and on liquidation. There are no junior or senior securities and no preemptive rights. No securities senior to the shares of common stock can be issued.

         The shares have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         In addition to the methods of purchase described in the Prospectus, the Fund offers the following plans and services in connection with purchasing shares.

LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN

         A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduced in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account. By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan before a one year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.

INDIVIDUAL RETIREMENT ACCOUNT (IRA PLAN), ROTH IRA, SEP-IRA PLANS, SIMPLE IRA PLANS AND OTHER PLANS

         Any individual with earned income can establish an individual retirement account (IRA) to provide retirement benefits to the individual. The Fund offers an IRA Plan funded with shares of the Fund. The Fund's IRA Plan follows the basic format of the Internal Revenue Service model plan, and accordingly, upon submission to the Service for approval, the Fund was advised that no further qualifying action was required by individuals adopting the IRA Plan. Any person with earned income may establish his or her own IRA by adopting the IRA Plan and may make annual contributions in an amount not exceeding the lesser of 100% of his or her adjusted gross income or $3,000 for the year 2002. An individual can make an additional contribution of up to $3,000 for the year 2002 to an IRA for a non-working spouse if the combined contributions for both the individual's and his or her spouse's IRAs do not exceed 100% of the individual's or spouse's adjusted gross income. Under recent tax law changes, the annual contribution amount is scheduled to increase to $5,000 by the year 2008. Additionally, if an individual has reached the age of 50 before the close of the regular tax year, the regular contribution limit is increased by a catch-up contribution that is scheduled to be $500 for tax years 2002 through 2005 and $1,000 for years beginning 2006 and thereafter. Because of these tax law changes individuals should consult with their tax advisor to determine the applicable contribution limit. Such contributions are tax deductible by all individuals except those who are active participants, or whose spouses are active participants, in a qualified employer sponsored profit sharing or pension plan. For these individuals, the tax deduction is reduced or eliminated but income on such contributions continues to be currently tax deferred. Minimum annual distributions from the IRA are required beginning no later than April 1, of the year following the year in which the individual attains age 70-1/2. Substantial tax penalties exist for premature distributions from the IRA Plan prior to age 59-1/2 or for failure to make timely distributions. The adoption of the IRA Plan should be reviewed by the individual and his or her tax advisor prior to investing.

         For tax years beginning after December 31, 1997, the IRA Plan may be used by individuals to establish a Roth IRA. Contributions to a Roth IRA are nondeductible; however, the accumulations on the contributions may be withdrawn tax-free, provided the Roth IRA has been maintained for at least five years and distributions are made only after the individual attains the age 59-1/2 dies, becomes disabled, or to pay for qualified first-time homebuyer expenses. However, substantial tax penalties exist for premature distributions of contributions or accumulations from a Roth IRA. The annual limit on contributions to a Roth IRA is $3,000 for the year 2002; as with an ordinary IRA, up to $3,000 for the year 2002 may be contributed to a Roth IRA for a non-working spouse. Under recent tax law changes, the annual contribution amount is scheduled to increase to $5,000 by the year 2008. Additionally, if an individual has reached the age of 50 before the close of the regular tax year, the regular contribution limit is increased by a catch-up contribution that is scheduled to be $500 for tax years 2002 through 2005 and $1,000 for years beginning 2006 and thereafter. Because of these tax law changes, individuals should consult with their tax advisor to determine the applicable contribution limit. These limits are phased out for single taxpayers with an adjusted gross income between $95,000 and $110,000, or joint filers with adjusted gross income between $150,000 and $160,000. Individuals with adjusted gross income of less than $100,000 may also contribute to a Roth IRA, amounts distributed from a regular IRA that have been included in the taxpayer's gross income. Contributions to a Roth IRA may be made after age 70-1/2 and distributions are not required to begin at age 70-1/2.

         The IRA Plan may also be utilized by any person under age 70-1/2 to maintain the tax-sheltered treatment of benefits distributed from an employer's tax qualified pension plan because of the employee's termination of employment. Benefits distributed in a lump sum or installments for a period less than ten years can be invested in the IRA Plan, provided the employee elects either to make a direct rollover from the trustee of the employee's plan to the IRA Plan, or if the employee receives the distribution directly, to invest in the IRA Plan within 60 days of such receipt. In this manner, assets from the previous employer's pension plan are reinvested, the tax consequences stemming from the distribution are deferred, and the assets deposited in the IRA Plan, at the option of the holder, may in the future be rolled over to a tax qualified pension plan of a subsequent employer.

         In addition, individuals covered by an employer sponsored Savings Incentive Match Plan for employees (SIMPLE Plan) or Simplified Employee Pension-IRA Plan (SEP-IRA Plan) may establish an IRA to which the employer can make tax-deductible contributions as a uniform percentage of compensation. The employer sponsoring a SIMPLE Plan is required to make either a matching contribution of 100% of the employee's contributions up to 3% of the employee's compensation (1% in certain years if certain requirements are met) or a uniform contribution to all eligible employees equal to 2% of compensation. The employer sponsoring the SEP-IRA may contribute up to the lesser of $40,000 or 15% of the employee's compensation, up to a maximum compensation of $200,000. SIMPLE Plans are a form of qualified retirement plan authorized by tax law changes in 1996 that are available to employers who employ 100 or fewer employees. SIMPLE Plans are exempt from many of the testing and other requirements imposed on qualified retirement plans. SIMPLE Plans and certain salary reduction SEP-IRA Plans (SARSEP) in existence prior to January 1, 1997 also permit employees to elect to contribute portions of their pre-tax compensation to such plans in addition to the employer's contribution, subject to the above limitations. No new SARSEP's may be established after December 31, 1996. Generally, such individual contributions are limited to a maximum dollar amount of compensation each year. The maximum contribution amounts for the year 2002 are $7,000 for SIMPLE Plans and $11,000 for SARSEP Plans, unless an employee is 50 or older, in which case he or she is entitled to an additional catch-up contribution for the year 2002 or $500 for SIMPLE Plans and $1,000 for SARSEP Plans. Under recent tax law changes, the maximum contribution amounts and the catch-up contribution are scheduled to increase each year so individuals should consult their tax advisor to determine the applicable contribution limit. The employee covered by a SEP-IRA Plan that prohibits individual pre-tax contributions may make additional contributions for the year 2002 of the lesser of $3,000 or 100% of compensation either to the SEP-IRA Plan or to a separate IRA which may be deductible. These additional contribution limits may also be increasing to $5,000 by the year 2008 so individuals should consult their tax advisor to determine the applicable contribution limit. An IRA established pursuant to a SEP-IRA Plan, SIMPLE Plan or SARSEP may invest in the Fund.

         Under the Fund's IRA Plan, State Street Corporation serves as custodian of the assets. State Street Corporation will charge an annual maintenance fee of $12 for its custodial services. In addition, there will be a fee of $15 for a lump sum benefit distribution, but no fee for each periodic cash distribution received from the Fund. This fee schedule may be altered at any time by State Street Corporation on 60 days' written notice. Persons opening an IRA Plan may rescind it upon written notice to the custodian on or before the seventh day following acceptance of the IRA Plan by the custodian. Any individual rescinding an IRA Plan during the seven-day period will be fully reimbursed even though it is the Fund's practice to invest all proceeds immediately upon receipt. If the proceeds so invested depreciate prior to rescission, the investment advisor will absorb the loss. If the proceeds invested appreciate, the Fund will realize the gain. Shares held in an IRA Plan may be redeemed at any time pursuant to a proper redemption request. See Redemption of Shares in the Prospectus.

         The Fund may in the future establish a Section 529 Plan which would allow individuals and Section 501(c)(3) organizations to establish and contribute to an account to be used for post-secondary educational expenses of designated beneficiaries.

EMPLOYER SPONSORED QUALIFIED RETIREMENT PLANS

         Employer sponsored pension plans and their related trusts that are qualified under the Internal Revenue Code, including so-called Section 401(k) salary reduction plans, may invest in mutual funds such as General Securities, Incorporated. An employee may contribute up to $11,000 to these qualified retirement plans for the year 2002. If an individual has reached the age of 50 before the close of the regular tax year, the regular contribution limit is increased by a catch-up contribution that is $1,000 for the year 2002. Under recent tax law changes, the contribution limit and the catch-up contribution are scheduled to increase so individuals should consult their tax advisor to determine the applicable contribution limit. A SIMPLE Plan may be established by an employer with 100 or less employees under which contributions are made to a tax exempt trust (rather than individual IRAs as described above) which may also invest in the Fund. The employer sponsoring a SIMPLE Plan is required to make either a matching contribution of 100% of the employee's contributions up to 3% of the employee's compensation (1% in certain years if certain requirements are met) or a uniform contribution to all eligible employees equal to 2% of compensation. Certain retirement plans permit employees to elect to contribute portions of their compensation pre-tax to such plans in addition to the employer's contribution, subject to the above limits. Generally, such individual contributions are limited to a maximum dollar amount of compensation each year described above.

         Self-employed individuals may also establish such qualified retirement plans for themselves and their eligible employees, if any. These individuals may make annual tax deductible contributions out of earned income to their self-employed plan, in amounts up to the lesser of (i) $40,000 or 15 % of earned income (after such contributions) if the contribution is discretionary (e.g., a profit sharing plan), up to a maximum compensation of $200,000 or (ii) $40,000 or 100% of earned income (after such contribution) if the contribution is fixed in full or in part (e.g., a pension plan or a combination of pension and profit sharing plan), up to a maximum compensation of $200,000 to purchase shares of the Fund. The deductible contributions individuals may make to their self-employed plan may be adjusted for inflation so individuals should consult their tax advisor to determine the applicable contribution limits. Prior to 1997, the Fund provided a Self-Employed Retirement Plan document and Custodial Agreement for adoption by self-employed individuals. After 1996, self-employed individuals are responsible for amending the documents to maintain compliance with tax and other laws, or adopting new documents to maintain compliance with such laws. Initial and annual maintenance fees, withdrawal, termination and distribution fees are charged by State Street Corporation, the custodian bank, according to a schedule of fees established in the Custodial Agreement. The fees are the same as the fees State Street Corporation charges for IRA Plan services. The custodian has reserved the right to increase fees for its services on 60 days' written notice.

         It is recommended that interested persons consult with an attorney and a qualified trustee regarding the nature of such plans, including their tax consequences and dollar limitations. Since such a retirement investment program involves commitments covering future years and tax penalties for premature distributions, it is important that the investor consider the investment objectives of the Fund as described in the Prospectus and this Statement. The Fund may elect to provide quarterly statements containing information regarding transactions for the period covered in lieu of confirming each transaction to persons making purchases pursuant to the IRA Plan, SEP-IRA, SIMPLE IRA, SARSEP or employer sponsored qualified retirement plans.

AUTOMATIC WITHDRAWAL PLAN

         The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

         The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days' written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed. Additional information concerning signature guarantees appears under the section entitled Redemption of Shares - Selling by Mail.

DETERMINATION OF OFFERING PRICE AND NET ASSET VALUE

         Shares of the Fund may be purchased at a price equal to their net asset value. The net asset value of a Fund share is the proportionate interest of each share (or fractional share) in the net corporate assets. Net asset value varies as prices of portfolio securities fluctuate. It is computed not less frequently than once daily. For the purposes of determining the net corporate assets, securities are valued, as of the market close New York time, on the basis of the last sale (if a sale occurred that day). If no sale occurred that day (either as a result of the stock markets being closed or lack of sales of a particular security), securities traded on a national securities exchange are valued at the last bid price, whereas securities traded on the Nasdaq Stock Market or in the over-the-counter market are valued at the mean between the last bid and asked price, in all cases excluding brokerage commissions and odd lot premiums. Securities having no readily available market quotation and all other assets are valued in good faith at fair value under the direction of the Board of Directors.

         Computation of net asset value as of November 30, 2001 is illustrated below:

Market value of portfolio securities                  $28,473,086
Cash and receivables less liabilities                    $(34,420)
Net assets                                            $28,438,666
Number of Shares outstanding                            2,127,983


                                       10

Net asset value per share (net assets
     Divided by shares outstanding)                        $13.36

         The net asset value used by General Securities, Incorporated in selling and redeeming shares is that of the computation at the close of business immediately following the receipt of a subscription for shares or of a request for redemption.

                              TAXATION OF THE FUND

         As an investment company, and so long as certain diversification of assets and source of income requirements prescribed by the Internal Revenue Code are met and at least 90% of its investment company taxable income plus certain other amounts are distributed to its shareholders, the Fund is allowed to deduct certain dividends paid to shareholders and pass through the tax character of certain dividends and long-term and mid-term capital gains to shareholders who receive dividend distributions. The Fund always has qualified for such tax treatment (including with respect to the last fiscal year) and intends to continue to do so.

                         CALCULATION OF PERFORMANCE DATA

         Advertisements and other sales literature for the Fund may refer to average annual total return and cumulative total return. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T) TO THE POWER OF n = ERV

Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return;
         N        =        number of years; and
         ERV       =       ending redeemable value at the end of the period of
                           a Hypothetical $1,000 payment made at the beginning of such Period.

         The average annual compounded total return on investments in the Fund for the one, five and ten year periods ended December 31, 2001 were -14.02%, 2.48% and 7.53%, respectively. The average annual compounded total return on investments in the Fund for the one, five and ten year periods ended November 30, 2001 were -14.86%, 2.89% and 8.07%, respectively.

         Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

CTR = (ERV - P)
---------------
     100

         Where:

               CTR      =      Cumulative total return

               ERV      =      ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the beginning of such period; and

               P        =      initial payment of $1,000

         The cumulative total return on investments in the Fund for the one, five and ten year periods ended December 31, 2001 were -14.02%, 13.05% and 106.61%, respectively. The cumulative total return on investments in the Fund for the one, five and ten year periods ended November 30, 2001 were -14.86%, 15.33% and 116.86%, respectively.

         The calculations for both average annual total return and cumulative total return assume all dividends and all capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

                    STATEMENT OF NET ASSETS NOVEMBER 30, 2001
                                     ASSETS

                                                       NUMBER OF       MARKET
                                                        SHARES        VALUE (a)
                                                       ------------------------
INVESTMENT SECURITIES
(percentages represent value of investments
compared to total net assets):

  COMMON STOCKS (81.05%):
    Aerospace/Defense (5.18%):
      Lockheed Martin Corp.                              15,000    $    696,750
       Remec, Inc.                                       70,000         777,000
                                                                        -------
                                                                      1,473,750
                                                                      ---------
    Auto Parts - Original Equipment (2.89%):
      Dana Corp.                                         35,000         479,500
      Tower Automotive                                   40,000         342,000
                                                                        -------
                                                                        821,500
                                                                        -------
    Banking (2.63%):
      Banc One                                           20,000         748,800
                                                                        -------
    Chemicals (2.70%):
      Eastman Chemical Company                           20,000         767,400
                                                                        -------
    Communications Equipment (5.15%):
      Lucent Technologies, Inc.                         200,000       1,464,000
                                                                      ---------
    Computer Peripherals (2.26%):
      Microsoft Corp.                                    10,000         642,100
                                                                        -------
    Diversified Financials (4.49%):
      Citigroup, Inc.                                    26,666       1,277,301
                                                                      ---------
    Diversified Communications (4.03%):
      Verizon Corp.                                      24,400       1,146,800
                                                                      ---------
    Electrical Equipment, Machinery
    and Supplies (9.00%):
      General Electric Co.                               30,000       1,155,000
      Grainger (W.W.), Inc.                              30,000       1,404,000
                                                                      ---------
                                                                      2,559,000
                                                                      ---------
    Electronics (13.82%):
      Intel Corp.                                        50,000       1,633,000
      Motorola, Inc.                                     21,000         349,440
      Solectron Corp. (b)                                40,000         588,000
      Xerox Corp.                                        10,000          84,000
      Zygo Corp.                                         75,000       1,275,750
                                                                      ---------
                                                                      3,930,190
                                                                      ---------
    Farm & Construction Machinery (4.22%):
      Deere & Co.                                        30,000       1,199,700
                                                                      ---------
    Food Processing Equipment (2.70%):
      Sara Lee Corp.                                     35,000         765,800
                                                                        -------
    Hospital Suppliers (6.14%):
      Johnson & Johnson (b)                              30,000       1,747,500
                                                                      ---------
    Information Services (1.86%):
      Hewlett-Packard                                    24,000         527,760
                                                                        -------
    Paper & Forest Products (3.72%):
      Weyerhauser & Co.                                  20,000       1,057,000
                                                                      ---------
    Petroleum - Equipment & Service (0.75%)
      Halliburton Co. (c)                                10,000         214,300
                                                                        -------
    Pharmaceuticals (2.86%):
      Merck                                              12,000         813,000
                                                                        -------
    Printing & Publishing (3.02%):
      Banta Corp.                                        30,000         863,400
                                                                        -------
    Retail & Wholesale (1.00%):
      Corning, Inc.                                      30,000         282,900
                                                                        -------
    Transportation - Road (2.63%):
       CSX Corp.                                         20,000         748,000
                                                                        -------
        Total common stock (cost $ 16,600,578)                       23,050,201
                                                                     ----------


U.S. TREASURY BILLS (14.01%):
      $4,000,000, 1.73%, due 2/28/02 (d)                              3,983,189
                                                                      ---------
        Total U.S. Treasury Bills (cost $3,983,189)                   3,983,189
                                                                      ---------
REPURCHASE AGREEMENT (5.06%):
      Agreement with State Street Bank, acquired on
      11/30/01, interest of $30, 0.75% due 12/01/01
          (cost $1,439,696) (e)                                       1,439,696
                                                                      ---------

Total investment securities
  (cost $22,023,463) (f)                                             28,473,086
Receivable from advisor                                                  20,000
Receivable for Fund shares sold                                           1,018
Interest receivable                                                          30
Dividends receivable                                                     30,150
                                                                    -----------
  Total assets                                                      $28,524,284
                                                                    ===========

                                   LIABILITIES

Disbursements in excess of cash in bank on demand
  deposit                                                                19,442
Accrued management administration fees                                    9,400
Other accrued expenses                                                   56,776
                                                                    -----------
   Total liabilities                                                     85,618
                                                                    -----------
Net assets applicable to outstanding capital stock                  $28,438,666
                                                                    ===========

Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share; outstanding 2,127,983 shares                      21,280
  Capital surplus                                                    21,940,464
  Undistributed net investment income                                    27,299
  Unrealized appreciation of investments                              6,449,623
                                                                    -----------
Net assets applicable to outstanding capital stock                  $28,438,666
                                                                    ===========
Net asset value per share of outstanding capital stock                   $13.36
                                                                         ======

See accompanying notes to investment securities list and financial statements.


                      NOTES TO INVESTMENT SECURITIES LIST:
                                NOVEMBER 30, 2001

(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b) Holding increased in fiscal 2001.
(c) Holding decreased in fiscal 2001.
(d) Rate shown is annualized yield on date of purchase.
(e) Repurchase agreement which is collateralized by U.S. Government securities. Accrued interest shown represents interest due at the maturity of the repurchase agreement.
(f) At November 30, 2001 the cost of securities for federal income tax purposes was $22,023,463, and the aggregate unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                         $7,879,722
    Unrealized depreciation                                         (1,430,099)
                                                                    ----------
                                                                    $6,449,623
                                                                   ===========

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2001

INVESTMENT INCOME:
  Income:
    Dividends                                                        $   388,430
    Interest                                                             263,516
                                                                     -----------
      Total income                                                       651,946
                                                                     -----------
  Expenses (note 2):
    Investment advisory fees                                             199,389
    Management administration fees                                       132,926
    Shareholder notices and reports                                       20,480
    Auditing and tax services                                             22,367
    Custodian and portfolio accounting fees                               47,450
    Transfer agent, registrar and disbursing agent fees                   69,343
    Legal services                                                        17,008
    Directors' fees                                                        8,465
    Federal and state registration fees and expenses                      14,300
    Other                                                                  2,412
                                                                     -----------
      Total expenses                                                     534,140
      Reimbursement from Advisor                                         (35,964)
                                                                     -----------
      Total net expenses                                                 498,176
                                                                     -----------
      Investment income - net                                            153,770
                                                                     -----------
  Realized and unrealized gains from Investments - net:
    Net realized gains on securities
      transactions (note 3)                                               54,660
    Net change in unrealized appreciation
      or depreciation of investments                                  (5,656,074)
                                                                     -----------
    Net gain (loss) on investments                                    (5,601,414)
                                                                     -----------
    Net increase (decrease) in net assets resulting
      from operations                                                ($5,447,644)
                                                                     ===========

                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED NOVEMBER 30, 2001
                        AND YEAR ENDED NOVEMBER 30, 2000

                                                       2001             2000
                                                    -----------      -----------
OPERATIONS:
  Net investment income                             $  153,770       $  225,154
  Net realized gains on investments                     54,660           80,969
  Net change in unrealized appreciation
    or depreciation of investments                  (5,656,074)      (1,850,371)
                                                    -----------      -----------

  Net increase (decrease) in assets from
    operations                                      (5,447,644)      (1,544,248)
                                                    -----------      -----------
DISTRIBUTION TO SHAREHOLDERS FROM:

  Net investment income                               (147,930)        (228,428)
  Net realized gains on investments                    (84,488)         (76,155)
    Total distributions                               (232,418)        (304,583)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 19,641 and
    163,627 shares, respectively                       291,227        3,485,443
  Net asset value of 16,022 and 357,021
    shares, respectively, issued in
    reinvestment of net investment income
    and net realized gain distributions                214,095        6,034,992
  Payments for redemptions of 456,428
    and 432,021 shares, respectively                (6,676,489)      (9,019,874)

  Increase (decrease) in net assets from
    capital share transactions, representing
    net increase (decrease) of 420,765 and
    88,627 shares respectively                      (6,171,167)         500,561
                                                    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (11,851,229)      (1,348,270)

NET ASSETS:

    Beginning of period                             40,289,895       41,638,165
                                                    -----------      -----------
    End of period (including undistributed
    net investment income of $27,299
    and $22,144, respectively)                     $28,438,666      $40,289,895
                                                   ===========      ===========


FINANCIAL HIGHLIGHTS:                                                             YEAR ENDED NOVEMBER 30

SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:                2001        2000        1999        1998        1997
                                                                   ----        ----        ----        ----        ----
Net asset value, beginning of year                                 $ 15.81     $ 16.93     $ 16.34     $ 16.55     $ 16.08
                                                                   -------     -------     -------     -------     -------

Operations:
  Investment income - net                                              .07         .09         .12         .15         .18
  Net realized and unrealized gains (losses) on investments          (2.41)      (1.09)       3.11         .72        2.08
                                                                   -------     -------     -------     -------     -------

Total from operations                                                (2.34)      (1.00)       3.23         .87        2.26
                                                                   -------     -------     -------     -------     -------
Distributions to shareholders:
  From investment income - net                                        (.07)       (.09)       (.06)       (.15)       (.18)
  Excess distributions of net investment income                        --          --          --         (.03)        --
  From net realized gains                                             (.04)       (.03)      (2.58)       (.90)      (1.61)
                                                                   -------     -------     -------     -------     -------
Total distributions to shareholders                                   (.11)       (.12)      (2.64)      (1.08)      (1.79)
                                                                   -------     -------     -------     -------     -------
Net asset value, end of year                                       $ 13.36     $ 15.81     $ 16.93     $ 16.34     $ 16.55
                                                                   =======     =======     =======     =======     =======

Total return*                                                       (14.86%)     (5.92%)     19.85%       5.26%      14.08%
Net assets, end of year (000's omitted)                            $28,439     $40,290     $41,638     $43,791     $46,006

Ratio of expenses to average daily net assets**                       1.50%       1.40%       1.49%       1.47%       1.44%
Ratio of net investment income to average daily net assets**           .46%        .42%        .70%        .90%       1.02%

Portfolio turnover rate                                                  1%          5%         22%         25%         20%

* These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

** Total Fund expenses are contractually limited to 1.50% of average daily net assets. During the year ended November 30, 2001, the investment advisor waived $35,964 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.61% and the ratio of net investment income to average daily net assets would have been .35%.

                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2001

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

    The significant accounting policies followed by the Fund are summarized as follows:

    INVESTMENTS IN SECURITIES
    Securities listed of national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

    Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES
    It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

    On the statement of net assets, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase accumulated net realized gain on investments by $3,310, decrease undistributed net investment income by $685, and decrease capital surplus by $2,625.

    The Fund may elect to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended November 30, 2001, would reduce net realized gains for tax purposes.

    DISTRIBUTIONS
    Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

    Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund.

    REPURCHASE AGREEMENTS
    Securities pledged as collateral for repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market and value of the collateral is in excess of the repurchase agreement in the event of default.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
    Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3) SECURITIES TRANSACTIONS
    Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $300,600 and $1,843,688, respectively, for the year ended November 30, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
General Securities, Incorporated:

    We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2001, and the financial highlights for each of the years in the five-year period ended November 30, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 2001 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended November 30, 2001, and the financial highlights for each of the years in the five-year period ended November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

Minneapolis, Minnesota
January 18, 2002                                                   /s/ KPMG LLP

                        GENERAL SECURITIES, INCORPORATED

                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23 -- EXHIBITS

(a)      Articles of Incorporation(1)
(b)      Bylaws(1)
(c)      Not applicable
(d)(1)   Investment Advisory Agreement(3)
(d)(2)   Management Agreement(3)
(e)      Not applicable
(f)      Not applicable
(g)      Custody Agreement(2)
(h)      Transfer Agency Agreement(2)
(i)      Opinion of Counsel(1)
(j)      Consent of Independent Auditors
(k)      Not applicable
(l)      Not applicable
(m)      Not applicable
(n)      Not applicable
(o)      Not applicable
(p)      Code of Ethics(4)

----------------------------

(1) (Incorporated by reference to the initial Form N-1A Registration Statement, File No. 2-77092.)
(2) (Incorporated by reference to Form N-1A Registration Statement, Amendment 13, File No. 2-77092.)
(3) (Incorporated by reference to Form N-1A Registration Statement, Amendment 19, File No. 2-77092.)
(4) (Incorporated by reference to Form N-1A Registration Statement Amendment 20, file No. 2-77082)

ITEM 24 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         All of the officers (except the Secretary) and two of the directors (Messrs. Robinson and Billeadeau) of the Fund are employees officers and/or directors of Robinson Capital Management, Inc., the Fund's Investment Advisor. Messrs. Robinson and Billeadeau own 20.97% and 9.68% of Robinson Capital, respectively.

ITEM 25 -- INDEMNIFICATION

         Minnesota Statutes Section 302A.521 provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person against judgments, penalties, fines, including, without limitation, excise taxes assessed against such person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by such person in connection with the proceeding, if, with respect to the acts or omissions of such person complained of in the proceeding, such person (1) has not been indemnified therefor by another organization or employee benefit plan; (2) acted in good faith; (3) received no improper personal benefit and Section 302A.255 (with respect to director conflicts of interest), if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) reasonably believed that the conduct was in the best interest of the corporation in the case of acts or omissions in such person's official capacity for the corporation, or reasonably believed that conduct was not opposed to the best interests of the corporation in the case of acts or omissions in such person's official capacity for other affiliated organizations.

ITEM 26 -- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         Information on the business of the Registrant's investment advisor and on the officers and directors of the investment advisor is set forth under the caption The Fund's Investment Advisor in the accompanying Prospectus (Part A of this Registration Statement) and under the caption Management of the Fund; Directors and Officers in the accompanying Statement of Additional Information (Part B of this Registration Statement).

ITEM 27 -- PRINCIPAL UNDERWRITERS

(a) As set forth in the accompanying Prospectus and Statement of Additional Information, the Registrant acts as its own underwriter.

(b) Not applicable

(c) Not applicable.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Robinson Capital Management, Inc. at its offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 except those books, records and other documents maintained by the custodian, transfer agent and registrar, State Street Corporation, which are located at its offices at 330 W. 9th Street, P. O. Box 219249, Kansas City, Missouri 64121.

ITEM 29 -- MANAGEMENT SERVICES

Not applicable.

ITEM 30 -- UNDERTAKINGS

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 29th day of January, 2002.

                        GENERAL SECURITIES, INCORPORATED


                               BY /s/ CRAIG H. ROBINSON
                               ----------------------------
                                   CRAIG H. ROBINSON
                                   PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

  NAME/SIGNATURE                          TITLE                   DATE
  --------------                          -----                   ----

  /s/ CRAIG H. ROBINSON           PRESIDENT AND DIRECTOR       JANUARY 29, 2002
  -----------------------------
         CRAIG H. ROBINSON

  /s/ M. MICHELLE COADY, PH.D.    DIRECTOR                     JANUARY 29, 2002
  -----------------------------
       M. MICHELLE COADY

  /s/ GARY D. FLOSS               DIRECTOR                     JANUARY 29, 2002
  -----------------------------
       GARY D. FLOSS

  /s/ DAVID W. PREUS              DIRECTOR                     JANUARY 29, 2002
  -----------------------------
       DAVID W. PREUS

  /s/ CHARLES J. WALTON           DIRECTOR                     JANUARY 29, 2002
  -----------------------------
       CHARLES J. WALTON

  /s/ ARNOLD M. WEIMERSKIRCH      DIRECTOR                     JANUARY 29, 2002
  -----------------------------
       ARNOLD M. WEIMERSKIRCH

  /s/ MARK D. BILLEADEAU          VICE PRESIDENT AND DIRECTOR  JANUARY 29, 2002
  -----------------------------
      MARK D. BILLEADEAU

                                  EXHIBIT INDEX

         EXHIBIT                  DESCRIPTION
         -------                  -----------
          (a)          Articles of Incorporation(1)
          (b)          Bylaws(1)
          (c)          Not applicable
          (d)(1)       Investment Advisory Agreement(3)
          (d)(2)       Management Agreement(3)
          (e)          Not applicable
          (f)          Not applicable
          (g)          Custody Agreement(2)
          (h)          Transfer Agency Agreement(2)
          (i)          Opinion of Counsel(1)
          (j)          Consent of Independent Auditors     Filed Electronically
          (k)          Not applicable
          (l)          Not applicable
          (m)          Not applicable
          (n)          Not applicable

          (p)          Code of Ethics(4)

-----------------
(1) (Incorporated by reference to the initial Form N-1A Registration Statement, File No. 2-77092.)
(2) (Incorporated by reference to Form N-1A Registration Statement, Amendment 13, File No. 2-77092.)
(3) (Incorporated by reference to Form N-1A Registration Statement, Amendment 19, File No. 2-77092.)
(4) (Incorporated by reference to form N-1A Registration Statement, Amendment 20, File No. 2-77092.)